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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 16, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        VASO ACTIVE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                                02-0670926
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-31925
                              (Commission File No.)

                 99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MA 01923
          (Address of principal executive offices including zip code)

                                 (978) 750-1991
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

         At a special meeting held on September 16, 2005, the Board of Directors of Vaso Active Pharmaceuticals, Inc. (the "Company") approved the following amendments to the Company's Amended and Restated By-Laws (the "By-Laws"), effective as of September 16, 2005:

o QUORUM FOR STOCKHOLDER MEETINGS. To provide that a quorum for stockholders is based upon the voting power of stock issued and outstanding and present in person or by proxy at a stockholders meeting. By-Laws Article II, Section 8.

o STOCKHOLDER VOTING REQUIREMENTS. To require that the necessary stockholder vote to take action at a stockholders meeting at which a quorum is present is a majority of the voting power of the outstanding stock present in person or by proxy at the meeting and not, as the By-Laws had previously required, a majority of the voting power of the outstanding stock. By-Laws Article II, Section 9.

o NUMBER OF DIRECTORS. In order to conform the By-Laws to the requirements of the Company's Amended and Restated Certificate of Incorporation to provide that the Company have at least three directorships. By-Laws Article III, Section 1.

o NOTICE FOR DIRECTOR SPECIAL MEETINGS. To permit notice to be provided to directors of a special meeting by electronic transmission (including e-mail) in addition to the Bylaws' other permitted notice methods. By-Laws Article III, Section 8.

o DIRECTOR VOTING REQUIREMENTS. To require that the necessary director vote to take action at a Board of Directors meeting at which a quorum is present is a majority of the directors present at the meeting and not, as the By-Laws had previously required, a majority of the entire Board of Directors. By-Laws Article III, Section 9.

         The By-Laws, amended to reflect the described amendments, are attached as Exhibit 3.2 to this Form 8-K and are incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         3.2 Amended and Restated By-Laws of the Company (as amended through September 16, 2005).




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   VASO ACTIVE PHARMACEUTICALS, INC.


Date: September 22, 2005           By: /s/ Joseph Frattaroli
                                       -----------------------------------------
                                       Joseph Frattaroli
                                       Title: Acting Chief Executive Officer and
                                              President